EXECUTION COPY





                     REGISTRATION RIGHTS AGREEMENT
                       dated as of April 1, 1997
                                 among
                         CAPSTAR HOTEL COMPANY
                                  and
         The Other Parties Listed on the Signature Pages Hereto







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                            TABLE OF CONTENTS


                                                                Page No.

1.    DEFINITIONS......................................................1

2.    DEMAND REGISTRATION..............................................3

      (a)   REQUESTS FOR REGISTRATION..................................3

      (b)   FILING AND EFFECTIVENESS...................................3

      (c)   PRIORITY ON DEMAND REGISTRATION............................4

      (d)   POSTPONEMENT OF DEMAND REGISTRATION........................4


3.    PIGGYBACK REGISTRATION...........................................4
      (a)   RIGHT TO PIGGYBACK.........................................4
      (b)   PRIORITY ON PIGGYBACK REGISTRATIONS........................5

4.    RESTRICTIONS ON SALE BY THE HOLDERS..............................5

5.    REGISTRATION PROCEDURES..........................................5

6.    REGISTRATION EXPENSES...........................................11

7.    INDEMNIFICATION.................................................12

      (a)   INDEMNIFICATION BY THE COMPANY............................12

      (b)   INDEMNIFICATION BY THE HOLDERS............................12

      (c)   CONDUCT OF INDEMNIFICATION PROCEEDINGS....................13

      (d)   CONTRIBUTION..............................................13


8.    RULE 144........................................................14

9.    UNDERWRITTEN REGISTRATIONS......................................14

10.   MISCELLANEOUS...................................................15

      (a)   REMEDIES..................................................15

      (b)   NO INCONSISTENT AGREEMENTS................................15

      (c)   AMENDMENTS AND WAIVERS....................................15

      (d)   NOTICES...................................................15

      (e)   OWNER OF REGISTRABLE SECURITIES...........................16

      (f)   SUCCESSORS AND ASSIGNS....................................16

      (g)   COUNTERPARTS..............................................16

      (h)   HEADINGS..................................................16

      (i)   GOVERNING LAW.............................................16








                                   i

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      (j)   SEVERABILITY..............................................16

      (k)   ENTIRE AGREEMENT..........................................17

      (l)   ATTORNEYS' FEES...........................................17






                                   ii

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                      REGISTRATION RIGHTS AGREEMENT


            THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into as of April 1, 1997, by and among CapStar Hotel Company, a Delaware corporation (the "Company"), and the other parties signatory hereto (each a "Holder" and, collectively, the "Holders").

                                RECITALS

            WHEREAS, the Holders have entered into, or are equity owners in entities that have entered into, agreements which contemplate, among other things, the execution and delivery of this Agreement by the Company and the Holders.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

            1. DEFINITIONS: For purposes of this Agreement, the following terms have the following meanings when used herein with initial capital letters:

            "ADVICE"  shall have the meaning set forth in Section 5 hereof.

            "COMMON STOCK" shall mean the Common Stock, par value $0.01 per share, of the Company.

            "DEMAND NOTICE" shall have the meaning set forth in Section 2 hereof.

            "DEMAND REGISTRATION" shall have the meaning set forth in Section 2 hereof.

            "HOLDER" or "HOLDERS" shall have the meaning set forth in the Preamble.

            "LOSSES" shall have the meaning set forth in Section 7 hereof.

            "OPERATING PARTNERSHIP" shall mean CapStar Management Company, L.P., a Delaware limited partnership.

            "PIGGYBACK REGISTRATION" shall have the meaning set forth in
Section 3 hereof.

            "PROSPECTUS" shall mean the prospectus included in any Registration Statement (including without limitation a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of






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                                                                               2





the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "REGISTRABLE SECURITIES" shall mean each of the Shares, until, in the case of any such Share, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is saleable by the holder thereof pursuant to Rule 144(k), or (iii) it is distributed to the public by the holder thereof pursuant to Rule 144.

            "REGISTRATION EXPENSES" shall have the meaning set forth in Section 6 hereof.

            "REGISTRATION STATEMENT" shall mean any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "RULE 144" shall mean Rule 144 promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

            "SEC" shall mean the Securities and Exchange Commission.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

            "SHARES" shall mean all shares of Common Stock issued or to be issued to any Holder upon the redemption of the Units which were issued to the Holders pursuant to the Acquisition Agreement, dated February 13, 1997, among the Company and the other parties identified on the signature pages thereof.

            "SPECIAL COUNSEL" shall have the meaning set forth in Section 6(b) hereof.

            "UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING" shall mean a sale of securities of the Company to an underwriter for reoffering to the public pursuant to a Registration Statement filed by the Company with the SEC under the Securities Act.

            "UNITS" shall mean units representing limited partnership ownership interests in the Operating Partnership, which interests may be redeemed, under certain circumstances for Shares.







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            2.    DEMAND REGISTRATION.

                  (a) REQUESTS FOR REGISTRATION. At any time and from time to time after September 1, 1997, the Holders will have the right, exercisable by written notice delivered to the Company (a "Demand Notice"), to require the Company to register (a "Demand Registration") Registrable Securities under and in accordance with the provisions of the Securities Act; PROVIDED, HOWEVER, that
(i) no such Demand Registration may be required unless the total amount of Registrable Securities sought to be included in such Demand Registration has a market value of at least $10 million (calculated based on the closing sale price of the Common Stock on the New York Stock Exchange on the business day immediately preceding the date of the Demand Notice) as of the time a Demand Notice is given (unless such registration request is for all remaining Registrable Securities) and (ii) no Demand Notice may be given prior to six months after the effective date of (x) an immediately preceding Demand Registration or (y) an immediately preceding "demand registration" of Common Stock (the "Seller Securities") of a stockholder other than a Holder (a "Seller") pursuant to a registration rights agreement between such Seller and the Company. Notwithstanding the foregoing, a good faith decision by a Holder to withdraw Registrable Securities from registration will not affect the Company's obligations hereunder even if the amount remaining to be registered has a market value of less than $10 million (calculated as aforesaid). Subject to the foregoing, there shall be no limit on the number of Demand Registrations that may be required pursuant to this Agreement.

                  (b) FILING AND EFFECTIVENESS. The Company will file a Registration Statement relating to any Demand Registration as soon as possible after the date on which the Demand Notice is given (but in no event later than 60 calendar days after receipt of such Demand Notice) and will use all reasonable efforts to cause the same to be declared effective by the SEC within 120 calendar days of the date on which the Holders first give the Demand Notice required by Section 2(a) hereof, as the case may be, with respect to such Demand Registration. All requests made pursuant to this Section 2 will specify the number of Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

            If any Demand Registration is requested to be effected as a "shelf" registration by the Holders demanding such Demand Registration, the Company will keep the Registration Statement filed in respect thereof effective for a period of up to six months from the date on which the SEC declares such Registration Statement effective (subject to extension pursuant to Sections 4 and 5 hereof) or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement.

            Within ten calendar days after receipt of such Demand Notice, the Company will serve written notice thereof (the "Notice") to all other Holders and will, subject to the provisions of Section 2(d) hereof, include in such registration all






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Registrable Securities with respect to which the Company receives written requests for inclusion therein within 20 calendar days after the receipt of the Notice by the applicable Holder. The Holders will be permitted to withdraw in good faith all or part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration, in which event the Company will promptly amend or, if applicable, withdraw the related Registration Statement.

                  (c) PRIORITY ON DEMAND REGISTRATION. If Registrable Securities are to be registered pursuant to a Demand Registration, the Company shall provide written notice to the other Holders and will permit all such Holders to be included in the Demand Registration to include any or all Registrable Securities held by such Holders in such Demand Registration. Notwithstanding the foregoing, if the managing underwriter or underwriters of an underwritten offering to which such Demand Registration relates advises the Holders that the total amount of Registrable Securities that such Holders intend to include in such Demand Registration is in the aggregate such as to materially and adversely affect the success of such offering, then the number of Registrable Securities to be included in such Demand Registration will, if necessary, be reduced and there will be included in such underwritten offering the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such offering, allocated PRO RATA among the Holders on the basis of the amount of Registrable Securities requested to be included therein by each such Holder.

                  (d) POSTPONEMENT OF DEMAND REGISTRATION. The Company will be entitled to postpone the filing period of any Demand Registration for a reasonable period of time not in excess of 90 calendar days, if the Company determines, in the good faith exercise of the business judgment of its Board of Directors, that such registration and offering could materially interfere with BONA FIDE financing, acquisition, corporate reorganization or any other corporate development involving the Company or would require disclosure of information, the premature disclosure of which could materially and adversely affect the Company. If the Company postpones the filing of a Registration Statement, it will promptly notify the Holders in writing when the events or circumstances permitting such postponement have ended.

            3.    PIGGYBACK REGISTRATION.

                  (a) RIGHT TO PIGGYBACK. If at any time the Company proposes to file a registration statement under the Securities Act with respect to a primary offering, or a secondary offering on behalf of a Seller, of any class of equity securities (or securities convertible into, exchangeable for or exercisable for a class of equity securities of the Company) by the Company (other than a registration statement (i) on Form S-4, S-8 or any successor form thereto, (ii) filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders or (iii) filed solely in connection with an offering made solely to






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                                                                               5





employees of the Company), then the Company will give written notice of such proposed filing to the Holders at least 30 calendar days before the anticipated filing date. Such notice will offer such Holders the opportunity to register such amount of Registrable Securities as each such Holder may request (a "Piggyback Registration"), including as a shelf registration in the manner contemplated by Section 2(b) hereof. Subject to Section 3(b) hereof, the Company will include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein. The Holders will be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

                  (b) PRIORITY ON PIGGYBACK REGISTRATIONS. The Company will cause the managing underwriter or underwriters of a proposed underwritten offering on behalf of the Company to permit Holders requested to be included in the registration for such offering to include therein all such Registrable Securities requested to be so included on the same terms and conditions as any securities of the Company included therein or, at the Holders' option, on the same terms and conditions as any Seller Securities included therein by a Seller pursuant to a "piggyback registration" right granted under a registration rights agreement between such Seller and the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver an opinion to the Holders to the effect that the total amount of securities which such Holders and all Sellers propose to include in such offering (when added to the securities which the Company is selling) is such as to materially and adversely affect the success of such offering, then the amount of securities to be included therein for the account of the Holders (allocated PRO RATA among such Holders on the basis of the Registrable Securities requested to be included therein by each such Holder) will be reduced (to zero if necessary) to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; PROVIDED, that if any Seller Securities are also sought to be included in such offering, no reduction of Registrable Securities that the Holders seek to include in such offering shall be made unless such Seller Securities and Registrable Securities are reduced PRO RATA. As between Seller Securities, on the one hand, and Registrable Securities, on the other hand, pro rata reductions shall be made on the basis of the securities requested to be included in the relevant offering by the Sellers and the Holders, respectively. The managing underwriter or underwriters, applying the same standards set forth above, may also exclude entirely from such offering all Registrable Securities proposed to be included in such offering to the extent the Registrable Securities are not of the same class as securities of the Company included in such offering.

            4. RESTRICTIONS ON SALE BY THE HOLDERS. Each Holder agrees, if such Holder is so requested (pursuant to a timely written notice) by the managing underwriter or underwriters in an underwritten offering of any class of securities that constitutes Registrable Securities, not to effect any public sale or distribution of any






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of the Company's securities of such class (except as part of such underwritten offering), including a sale pursuant to Rule 144, during the 10-calendar day period prior to, and during the 90-calendar day period beginning on, the closing date of such underwritten offering.

            5. REGISTRATION PROCEDURES. In connection with the Company's registration obligations pursuant to Sections 2 and 3 hereof, the Company will effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible, in each case, to the extent applicable:

                  (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) the Company will furnish to the Holders whose Registrable Securities are covered by such Registration Statement, the Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to review of such Holders, the Special Counsel and such underwriters, and the Company will not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would or would be incorporated or deemed to be incorporated by reference therein) to which the Holders of a majority of the Registrable Securities covered by such Registration Statement, the Special Counsel or the managing underwriter, if any, shall reasonably object on a timely basis.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented.

                  (c) Notify the selling Holders, the Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for






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amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 5(m) hereof (including any underwriting agreement) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

                  (e) If requested by the managing underwriters, if any, or the Holders of a majority of the Registrable Securities being registered, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holder agree should be included therein as may be required by applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; PROVIDED, HOWEVER, that the Company will not be required to take any actions under this Section 5(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

                  (f) Furnish to each selling Holder, the Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits, unless requested in writing by such selling Holder, counsel or underwriter).






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                  (g) Deliver to each selling Holder, the Special Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; use all reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; PROVIDED, HOWEVER, that the Company will not be required to (i) qualify general to do business in any jurisdiction in which it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction in which it is not then so subject.

                  (i) Cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Securities to the underwriters.

                  (j) Use all reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

                  (k) Upon the occurrence of any event contemplated by Section 5(c)(vi) or 5(c)(vii) hereof, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold






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thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (l) Use all reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

                  (m) Enter into such agreements (including, in the event of an underwritten offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those requested by the selling Holders, in the event of an underwritten offering, those requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority of the Registrable Securities being sold) addressed to such selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such selling Holders and underwriters, including without limitation the matters referred to in Section 5(m)(i) hereof; (iii) use its best efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling Holder and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be requested by the Holders of a majority of the Registrable Securities being sold, the Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting or similar agreement as and to the extent required thereunder.






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                  (n) Make available for inspection by a representative of the selling Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED, HOWEVER, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such persons unless (i) such records, information or documents are or come to be in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, or (iii) disclosure of such records, information or documents, in the opinion of counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

                  (o) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month period.

                  (p) In connection with any underwritten offering, cause appropriate members of its management to cooperate and participate on a reasonable basis in the underwriters' "road show" conferences related to such offering.

            The Company may require each selling Holder as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any selling Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

            Each Holder will be deemed to have agreed by virtue of its acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(v), 5(c)(vi) or 5(c)(vii) hereof, such Holder will forthwith discontinue disposition of such






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Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the time period prescribed in Section 2(a) hereof will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

            6.    REGISTRATION EXPENSES.

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company will be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses will include, without limitation, (i) all registration and filing fees (including without limitation fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with securities or "blue sky" laws (including without limitation fees and disbursements of counsel for the underwriters or Holders in connection with "blue sky" qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holders of a majority of the Registrable Securities being sold may designate)),
(ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and the Special Counsel for the selling Holders, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including the expenses of any special audit and "comfort" letters required by or incident to such performance), (vi) any fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc., (vii) Securities Act liability insurance if the Company so desires such insurance, and (viii) fees and expenses of all other persons retained by the Company. In addition, the Company will pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. In no event, however, will the Company be responsible for any underwriting discount or selling commission with respect to any sale of Registrable Securities pursuant to this Agreement.

                  (b) In connection with any Demand Registration or Piggyback Registration hereunder, the Company will reimburse the Holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (the "Special Counsel"), together with appropriate local counsel, chosen by the Holders of a majority of the Registrable Securities being registered.

            7.    INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company will, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities registered pursuant to this Agreement, the officers, directors, partners, managers, agents and employees of each of them, each person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, managers, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such Holder expressly for use therein; PROVIDED, HOWEVER, that the Company will not be liable to any Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A) (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and such Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

                  (b) INDEMNIFICATION BY THE HOLDERS. In connection with any Registration Statement in which a Holder is participating, such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and will indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or Prospectus and was relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any person shall become entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; PROVIDED, HOWEVER, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party, as incurred, within five calendar days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 7, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

                  (d) CONTRIBUTION. If the indemnification provided for in this
Section 7 is unavailable to an indemnified party under Section 7(a) or 7(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statement or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to the information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 7(d), an indemnifying party that is a selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceed the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            The indemnity, contribution and expense reimbursement obligations of the Company hereunder will be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this Section 7 will survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any Holder thereof or any termination of this Agreement.

            8. RULE 144. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act, and will cooperate with any Holder (including without limitation by making such representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 8 will be deemed to require the Company to register any of its securities under any section of the Exchange Act.

            9. UNDERWRITTEN REGISTRATIONS. If any of the Registrable Securities covered by any Demand Registration are to be sold in an underwritten offering, the managing underwriter that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in the Demand Notice so long as such managing underwriter shall be reasonably satisfactory to the Company; PROVIDED, HOWEVER, that the Company shall have the right to select any co-managing underwriters so long as such co-managing underwriters shall be reasonably satisfactory to the such Holders. If any Piggyback Registration is an underwritten offering, the Company will have the right to select the managing underwriters to administer the offering.

            10.   MISCELLANEOUS.

                  (a) REMEDIES. In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specified performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

                  (b) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, and will not, on or after the date hereof, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

                  (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of 90% of the then-outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least 75% of the Registrable Securities being sold by such Holders; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing and will be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, or (iii) one business day after being deposited with a reputable next-day courier, to the parties as follows:

                        (x) if to the Company, initially at 1010 Wisconsin Avenue, N.W., Washington, D.C. 20007, Telecopier (202) 965-4455, Attention:
President, and thereafter at such other address, notice of which is given to the Holders in accordance with the provisions of this Section 10(d); and

                        (y) if to any Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this
Section 10(e).

                  (e) OWNER OF REGISTRABLE SECURITIES. The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock book of the Company as the owner thereof for all purposes, including without limitation the giving of notices under this Agreement.

                  (f) SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of and be binding upon the successors and assigns of each of the parties (including any pledgee acquiring securities by foreclosure) and will inure to the benefit of each Holder. Notwithstanding the foregoing, no transferee will have any of the rights granted under this Agreement (i) until such transferee shall have acknowledged its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations, (ii) if the transferor notifies the Company in writing on or prior to such transfer that the transferee shall not have such rights, or (iii) if such transferee was not a party to this Agreement on the date hereof (or an affiliate of a party hereto) and acquired Registrable Securities in open-market purchases or pursuant to an underwritten public offering.

                  (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

                  (h) HEADINGS. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

                  (i) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  (j) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                  (k) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

                  (l) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, will be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  (m) TERMINATION. This Agreement shall terminate, and thereby become null and void, on the tenth anniversary of the date hereof; provided, however, that the provisions of Section 7 and Sections 10(i) and (l) shall survive the termination of this Agreement.







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                                                                              18





            IN WITNESS HEREOF, the parties have executed a counterpart signature page of this Agreement as of the date first above written.


                        CAPSTAR HOTEL COMPANY


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